EXHIBIT 99.1

PRESS RELEASE ISSUED JULY 18, 2011

SERVISFIRST BANCSHARES, INC.
Announces Record Second Quarter 2011

Birmingham, Ala. – (PR Newswire) – July 18, 2011 – ServisFirst Bancshares, Inc. today reported record earnings for the quarter and six months ending June 30, 2011.

Second Quarter 2011 Highlights:

▪	Assets exceed $2 billion
▪	Second quarter record net income of $5.8 million, a 45% increase year/year
▪	Basic earnings per share of $1.88 for the first six months of 2011
▪	Closed Pensacola common equity raise at $30 per share, for total proceeds of $10.2 million, and $40 million Small Business Lending Fund preferred stock sale in second quarter
▪	Tier 2 Capital over $229 million
▪	23 consecutive quarters of profitability

Tom Broughton, CEO and President, said, “We continue to focus on delivering high quality service to our clients, and, with our clients’ help, are gratified to have grown to over $2 billion in assets in the past six years.” Bud Foshee, CFO, stated, “Our focus in solid banking fundamentals has resulted in our ranking as one of the top performing community banks in the U.S. according to SNL Financial.”

ABOUT SERVISFIRST:
ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Alabama; Huntsville, Alabama; Montgomery, Alabama; Dothan, Alabama; and Pensacola, Florida.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectibility of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions.  The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares may be obtained over the Internet at www.servisfirstbancshares.com or by calling (205) 949-0302.

Contact: ServisFirst Bank
Bud Foshee (205) 949-0307
BFoshee@servisfirstbank.com

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except shares and per share data)

	Three Months Ended
	June 30,		March 31,
	2011	2010	2011
	(Unaudited)	(Unaudited)	(Unaudited)
Total interest income	$22,080	$18,996	$20,961
Total interest expense	4,032	3,688	3,985
Net interest income before provision	18,048	15,308	16,976
Provision for loan losses	1,494	2,537	2,231
Net interest income after provision for loan losses	16,554	12,771	14,745
Total noninterest income	1,782	1,004	1,271

Salaries and employee benefits	5,026	3,147	4,214
Other noninterest expense	4,343	4,414	4,383
Total noninterest expense	9,369	7,561	8,597
Income before taxes	8,967	6,214	7,419
Income taxes	3,122	2,193	2,548
Net income	$5,845	$4,021	$4,871

Basic earnings per share	$1.02	$0.73	$0.88
Diluted earnings per share	$0.89	$0.65	$0.77
Average basic shares	5,708,871	5,513,482	5,527,482
Average fully diluted shares	6,705,953	6,399,929	6,514,103

	Six Months Ended June 30,
	2011	2010
	(Unaudited)	(Unaudited)
Total interest income	$43,041	$37,498
Total interest expense	8,017	7,284
Net interest income before provision	35,024	30,214
Provision for loan losses	3,725	5,075
Net interest income after provision for loan losses	31,299	25,139
Total noninterest income	3,053	2,136

Salaries and employee benefits	9,240	6,629
Other noninterest expense	8,726	8,364
Total noninterest expense	17,966	14,993
Income before taxes	16,386	12,282
Income taxes	5,670	4,248
Net income	$10,716	$8,034

Basic earnings per share	$1.88	$1.46
Diluted earnings per share	$1.65	$1.33
Average basic shares	5,694,871	5,513,482
Average fully diluted shares	6,657,359	6,159,841

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30, 2011	June 30, 2010	December 31, 2010
	(Unaudited)	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$102,914	$127,102	$231,632
Investment securities	244,566	236,467	282,193
Restricted equity securities	3,899	3,510	3,510
Federal funds sold and other investments	94,541	148	346
Mortgage loans held for sale	4,092	4,462	7,875

Loans	1,560,974	1,288,410	1,394,818
Reserve for loan losses	(19,516)	(15,713)	(18,077)
Net loans	1,541,458	1,272,697	1,376,741
Foreclosed real estate	6,931	10,773	6,966
Other assets	26,196	26,725	25,903
Total assets	$2,024,597	$1,681,884	$1,935,166

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Noninterest-bearing	$283,968	$188,657	$250,490
Interest-bearing	1,519,906	1,326,247	1,508,226
Total deposits	1,803,874	1,514,904	1,758,716
Borrowings	35,435	55,278	55,357
Interest payable	983	887	898
Other liabilities	3,104	1,769	3,095
Total liabilities	1,843,396	1,572,838	1,818,066

Stockholders' equity	181,201	109,046	117,100
Total liabilities and stockholders' equity	$2,024,597	$1,681,884	$1,935,166

SERVISFIRST BANCSHARES, INC.
Key Ratios

	Three Months Ended
	June 30,		March 31,
	2011	2010	2011
	(Unaudited)	(Unaudited)	(Unaudited)
Return on average assets	1.22%	1.02%	1.06%
Return on average equity	17.30%	15.34%	16.50%
Net interest margin (fully tax equivalent)	3.93%	4.07%	3.86%
Efficiency ratio	47.25%	46.35%	47.11%

	Six Months Ended June 30,
	2011	2010
	(Unaudited)	(Unaudited)
Return on average assets	1.14%	1.04%
Return on average equity	16.56%	15.77%
Net interest margin (fully tax equivalent)	3.90%	4.11%
Efficiency ratio	47.18%	46.35%

	June 30,		March 31,
	2011	2010	2011
	(Unaudited)	(Unaudited)	(Unaudited)
Book value per share	$24.05	$19.78	$22.15
Tangible book value per share	$24.05	$19.78	$22.15
% of reserve for loan losses to total loans	1.25%	1.22%	1.31%
Nonperforming assets to total loans plus foreclosed real estate	1.79%	1.45%	1.98%